EXHIBIT 4.3
-----------

                          ADOPTION AGREEMENT FOR

                         AUTOMATIC DATA PROCESSING

                       NON-STANDARDIZED 401(K) PLAN

The undersigned Employer adopts Automatic Data Processing Prototype Non-Standardized 401(k) Plan and elects the following provisions:

CAUTION: Failure to properly fill out this Adoption Agreement may result in disqualification of the Plan.


EMPLOYER INFORMATION
(An amendment to the Adoption Agreement is not needed solely to reflect a change in the information in this Employer Information Section.)

1.    EMPLOYER'S NAME, ADDRESS AND TELEPHONE NUMBER

      Name:       LANDAUER, INC.
                  ------------------------------

      Address:    2 SCIENCE ROAD
                  ------------------------------
                  Street

                  GLENWOOD                IL          60425
                  --------------------    ----------  ----------
                  City                    State       Zip

      Telephone:  (708) 755-7000
                  ------------------------------

2.    Date of incorporation or date business began:   06/01/1954
                                                      ----------

3.    EMPLOYER'S TAXPAYER IDENTIFICATION NUMBER       06-1218089
                                                      ----------

4.    TYPE OF ENTITY

      a.    [ x ] Corporation (including Tax-exempt or Non-profit
                  Corporation)

      b.    [   ] Professional Service Corporation

      c.    [   ] S Corporation

      d.    [   ] Limited Liability Company that is taxed as:
                  1.    [   ] a partnership or sole proprietorship
                  2.    [   ] a Corporation
                  3.    [   ] an S Corporation

      e.    [   ] Sole Proprietorship

      f.    [   ] Partnership (including Limited Liability)

      g.    [   ] Other:
                        ------------------------------

      AND, the Employer is a member of (select all that apply):

      h.    [ x ] a controlled group

      i.    [   ] an affiliated service group


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5.    EMPLOYER FISCAL YEAR means the 12 consecutive month period:

      Beginning on      October     01    (e.g., January 1st)
                        --------------------
                        month       day

      and ending on     September   30
                        --------------------
                        month       day

      PLAN INFORMATION
      (An amendment to the Adoption Agreement is not needed solely to reflect a change in the information in Questions 9. through 11.)

6.    PLAN NAME:

      LANDAUER, INC. 401(k) RETIREMENT PLAN
      ----------------------------------------

7.    EFFECTIVE DATE

      a.    [   ] This is a new Plan effective as of __/__/__ (hereinafter called the "Effective Date").

      b.    [ x ] This is an amendment and restatement of a previously established qualified plan of the Employer which was originally effective 01/01/1993 (hereinafter called the "Effective Date"). The effective date of this amendment and restatement is  08/01/2004.
                                                ----------

      c.    [   ] FOR GUST RESTATEMENTS: This is an amendment and
                  restatement of a previously established qualified plan of the Employer to bring the Plan into compliance with GUST (GATT, USERRA, SBJPA and TRA '97). The original Plan effective date was __________(hereinafter called the "Effective Date"). Except as specifically provided in the Plan, the effective date of this amendment and restatement is __________.
                  (May enter a restatement date that is the first day of the current Plan Year. The Plan contains appropriate retroactive effective dates with respect to provisions for the appropriate laws.)

8.    PLAN YEAR means the 12 consecutive month period:

      Beginning on      January     01          (e.g., January 1st)
                        ----------  ----------
                        month       day

      and ending on     December    31
                        ----------  ----------
                        month       day

      EXCEPT that there will be a Short Plan Year:

      a.    [ x ] N/A

      b.    [   ] beginning on                        (e.g., July 1, 2000)
                              --------------------
                              month day,  year

                  and ending on
                              --------------------
                              month day,  year





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9.    PLAN NUMBER assigned by the Employer

      a.    [   ] 001

      b.    [   ] 002

      c.    [ x ] 003

      d.    [   ] Other: __________

10.   TRUSTEE:

      Name:       State Street Bank & Trust Co.
                  ----------------------------------------
      Address:    200 Newport Avenue
                  ----------------------------------------
                  Street

                  North Quincy      MA          02171
                  --------------    ----------  ----------
                  City              State       Zip

      Telephone:  (617) 985-1500
                  ----------------------------------------

      An executed copy of the trust agreement between the Trustee and the Employer must be completed in accordance with Plan Section 7.1 and attached to this Plan. The Plan and trust agreement will be read and construed together. The responsibilities, rights and powers of the Trustee shall be those specified in the trust agreement.

11.   PLAN ADMINISTRATOR'S NAME, ADDRESS AND TELEPHONE NUMBER:
      (If none is named, the Employer will become the Administrator.)

      a.    [ x ] Employer (Use Employer address and telephone number).

      b.    [   ] Use name, address and telephone number below:

                  Name:
                        ----------------------------------------

                  Address:
                        ----------------------------------------

                        -------------     ----------  ----------
                        City              State       Zip

                  Telephone:
                        ----------------------------------------

12.   CONSTRUCTION OF PLAN
      This Plan shall be governed by the laws of the state or commonwealth where the Employer's principal place of business is located unless another state or commonwealth is specified:

      -----------------------------------------------------------

ELIGIBILITY REQUIREMENTS

13.   ELIGIBLE EMPLOYEES (Plan Section 1.18)
      FOR ALL PURPOSES OF THE PLAN, means all Employees (including Leased Employees) EXCEPT:

      a.    [   ] N/A. No exclusions.






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      b.    [ x ] The following are excluded, except that if b.3. is
                  selected, such Employees will be included (select all that apply):

                  1.    [ x ] Union Employees (as defined in Plan Section
                              1.18)

                  2.    [   ] Non-resident aliens (as defined in Plan
                              Section 1.18)

                  3.    [   ] Employees who became Employees as the result
                              of a "Code Section 410(b)(6)(C) transaction"
                              (as defined in Plan Section 1.18)

                  4.    [   ] Salaried Employees

                  5.    [   ] Highly Compensated Employees

                  6.    [   ] Leased Employees

                  7.    [   ] Other: ____________________

14. THE FOLLOWING AFFILIATED EMPLOYER (Plan Section 1.6) will adopt this Plan as a Participating Employer (if there is more than one, or if Affiliated Employers adopt this Plan after the date the Adoption Agreement is executed, attach a list to this Adoption Agreement of such Affiliated Employers including their names, addresses and taxpayer identification numbers).

      NOTE: Employees of an Affiliated Employer that does not adopt this Adoption Agreement as a Participating Employer shall not be Eligible Employees. This Plan could violate the Code Section 410(b) coverage rules if all Affiliated Employers do not adopt the Plan.

      a.    [   ] N/A

      b.    [ x ] Name of First Affiliated Employer:

                                    HOMEBUYERS PREFERED INC
                                    -----------------------------

                  Address:          2 SCIENCE ROAD
                                    -----------------------------
                                    Street

                                    GLENWOOD    IL          60425
                                    -----------------------------
                                    City        State       Zip

                  Telephone:        (708) 755-7000
                                    -----------------------------

                  Taxpayer
                  Identification
                  Number:           06-1218089
                                    -----------------------------

15.   CONDITIONS OF ELIGIBILITY (Plan Section 3.1)
      Any Eligible Employee will be eligible to participate in the Plan upon satisfaction of the conditions set forth below, if any:

      NOTE: If the Year(s) of Service selected is or includes a fractional year, an Employee will not be required to complete any specified number of Hours of Service to receive credit for such fractional year. If expressed in months of service, an Employee will not be required to complete any specified number of Hours of Service in a particular month, unless elected in b.4. or
            h.4. below.

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


      ELIGIBILITY FOR ALL PURPOSES OF THE PLAN (EXCEPT AS ELECTED IN e.-j. BELOW FOR EMPLOYER CONTRIBUTIONS) (select either a. OR b. and c., and if applicable, d.):

      a.-d., below, apply to:

            [   ] Elective Deferrals and if applicable, Employee Voluntary
                  Contributions

            [ x ] All purposes of the Plan

      a.    [   ] No age or service required. (Go to e.-f. below)

      b.    [ x ] Completion of the following service requirement which is based on Years of Service (or Periods of Service if the Elapsed Time Method is elected):

                  1.    [   ] No service requirement

                  2.    [   ] 1/2 Year of Service or Period of Service

                  3.    [   ] 1 Year of Service or Period of Service

                  4.    [   ] ______ (not to exceed 1,000) Hours of Service
                              within ______ (not to exceed 12) months from the Eligible Employee's employment commencement date. If an Employee does not complete the stated Hours of Service during the specified time period, the Employee is subject to the Year of Service requirement in
                              b.3. above.

                  5.    [ x ] Other:      6 month(s)
                                          --------------------
                        (may not exceed one (1) Year of Service or Period of Service; must be expressed in whole months)

      c.    [ x ] Attainment of age:

                  1.    [   ] No age requirement

                  2.    [   ] 20 1/2

                  3.    [ x ] 21

                  4.    [   ] Other: __________ (may not exceed 21)

      d.    [   ] The service and/or age requirements specified above shall be waived with respect to any Eligible Employee who was employed on __________ and such Eligible Employee shall enter the Plan as of such date.

      HOWEVER, DIFFERENT ELIGIBILITY CONDITIONS WILL APPLY (select one):

      e.    [ x ] N/A. The options selected in a.- d. above apply for all purposes of the Plan.

      f.    [   ] For purposes of all Employer contributions other than
                  Elective Deferrals . . .

      If f. IS SELECTED, the following eligibility conditions apply for such purposes (select g. OR h. and i., and if applicable j.:

      g.    [   ] No age or service requirements






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


      h.    [   ] Completion of the following service requirement which is based on Years of Service (or Periods of Service if the Elapsed Time Method is elected):

                  1.    [   ] No service requirement
                  2.    [   ] 1/2 Year of Service or Period of Service
                  3.    [   ] 1 Year of Service or Period of Service
                  4.    [   ] __________ (not to exceed 1,000) Hours of
                              Service within __________ (not to exceed 12)
                              months from the Eligible Employee's
                              employment commencement date. If an Employee
                              does not complete the stated Hours of Service during the specified time period, the Employee is subject to the Year of Service requirement in h.3. above.
                  5.    [   ] 1 1/2 Years of Service or Periods of Service
                  6.    [   ] 2 Years of Service or Periods of Service
                  7.    [   ] Other:  __________
                              (may not exceed two (2) Years of Service or Periods of Service)
                  NOTE: If more than one (1) Year of Service is elected, 100% immediate vesting is required.

      i.    [   ] Attainment of age:
                  1.    [   ] No age requirement
                  2.    [   ] 20 1/2
                  3.    [   ] 21
                  4.    [   ] Other: __________ (may not exceed 21)

      j.    [   ] The service and/or age requirements specified above shall be waived with respect to any Eligible Employee who was employed on __/__/__ and such Eligible Employee shall enter the Plan as of such date.

16.   EFFECTIVE DATE OF PARTICIPATION (Plan Section 3.2)
      An Eligible Employee who has satisfied the eligibility requirements will become a Participant for all purposes of the Plan (except as elected in h. - p. below for Employer contributions):

      a., b., c., d., e. or f. applies to:
            [   ] Employee Deferrals and if applicable, Employee Voluntary
                  Contributions

            [ x ] All purposes of the Plan

      a.    [   ] as soon as administratively feasible following the date
                  on which such requirements are satisfied.

      b.    [ x ] the first day of the month coinciding with or next
                  following the date on which such requirements are satisfied.

      c.    [   ] the first day of the plan year quarter coinciding with or next following the date on which such requirements are satisfied.

      d.    [   ] the earlier of the first day of the seventh month or the first day of the Plan Year coinciding with or next following the date on which such requirements are satisfied.

      e.    [   ] the first day of the Plan Year next following the date on which such requirements are satisfied. (Eligibility must be 1/2 Year of Service (or Period of Service) or less and age must be 20 1/2 or less.)





                                     6


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      f.    [   ] other: _________,
                  NOTE: If a. or f. is selected an Eligible Employee who has satisfied the maximum age (21) and service requirements (one (1) Year or Period of Service) and who is otherwise entitled to participate, shall commence participation no later than the earlier of (a) 6 months after such requirements are satisfied, or (b) the first day of the first Plan Year after such requirements are satisfied, unless the Employee separates from service before such participation date.

      HOWEVER, different entry dates will apply (select one):

      g.    [ x ] N/A. The options elected in a.-f. above apply for all purposes of the Plan.

      h.    [   ] For purposes of all Employer contributions other than
                  Elective Deferrals

      IF h. IS SELECTED, the following entry dates apply for such purposes (select one):

      i.    [   ] as soon as administratively feasible following the date
                  on which such requirements are satisfied.

      j.    [   ] the first day of the month coinciding with or next
                  following the date on which such requirements are satisfied.

      k.    [   ] the first day of the plan year quarter coinciding with or next following the date on which such requirements are satisfied.

      l.    [   ] the first day of the Plan Year in which such requirements are satisfied.

      m.    [   ] the first day of the Plan Year in which such requirements are satisfied, if such requirements are satisfied in the first 6 months of the Plan Year, or as of the first day of the next succeeding Plan Year if such requirements are satisfied in the last 6 months of the Plan Year.

      n.    [   ] the earlier of the first day of the seventh month or the first day of the Plan Year coinciding with or next following the date on which such requirements are satisfied.

      o.    [   ] the first day of the Plan Year next following the date on which such requirements are satisfied. (Eligibility must be 1/2 (or 1 1/2 if 100% immediate Vesting is selected) Year of Service (or Period of Service) or less and age must be 20 1/2 or less.)

      p.    [   ] other: ____________________,
                  NOTE: If i. or p. is selected, an Eligible Employee who has satisfied the maximum age (21) and service requirements (one (1) Year or Period of Service (or more than one (1) year if full and immediate vesting)) and who is otherwise entitled to participate, shall commence participation no later than the earlier of (a) 6 months after such requirements are satisfied, or (b) the first day of the first Plan Year after such requirements are satisfied, unless the Employee separates from service before such participation date.

SERVICE

17.   RECOGNITION OF SERVICE WITH PREDECESSOR EMPLOYER (Plan Sections 1.57
      and 1.85)

      a.    [ x ] No service with a predecessor Employer shall be
                  recognized.

      b.    [   ] Service with ____________________
            will be recognized except as follows (select 1. or all that apply of 2. through 4.):

            1.    [   ] N/A, no limitations.
            2.    [   ] service will only be recognized for vesting
                        purposes.
            3.    [   ] service will only be recognized for eligibility
                        purposes.
            4.    [   ] service prior to ___/___/___ will not be
                        recognized.

            NOTE: If the predecessor Employer maintained this qualified
                  Plan, then Years of Service (and/or Periods of Service) with such predecessor Employer shall be recognized pursuant to Plan Sections 1.57 and 1.85 and b.1. will apply.

18.   SERVICE CREDITING METHOD (Plan Sections 1.57 and 1.85)
      NOTE: If no elections are made in this Question, then the Hours of Service Method will be used and the provisions set forth in the definition of Year of Service in Plan Section 1.85 will apply.

      ELAPSED TIME METHOD shall be used for the following purposes (select all that apply):

      a.    [   ] N/A. Plan only uses the Hours of Service Method.

      b.    [   ] eligibility to participate and vesting. (If selected,
                  skip to Question 19.)

      c.    [ x ] eligibility to participate.

      d.    [   ] vesting.

      NOTE: Elapsed time method should not be selected for purposes of determining eligibility to participate if option 4. is selected under Question 15.b.

      HOURS OF SERVICE METHOD shall be used for the following purposes (select all that apply):

      e.    [ x ] N/A. Plan only uses the Elapsed Time Method.

      f.    [   ] eligibility to participate in the Plan. The eligibility
                  computation period after the initial eligibility computation period shall...

                  1.    [   ] shift to the Plan Year after the initial
                              computation period.

                  2.    [   ] be based on the date an Employee first
                              performs an Hour of Service (initial
                              computation period) and subsequent
                              computation periods shall be based on each anniversary date thereof.






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


      g.    [   ] vesting. The vesting computation period shall be...

                  1.    [   ] the Plan Year.

                  2.    [   ] the date an Employee first performs an Hour
                              of Service and each anniversary thereof.

      NOTE: IF THE HOURS OF SERVICE METHOD IS BEING USED, the Hours of Service method will be used for all Employees.

      ON THE BASIS OF:

      h.    [   ] actual hours for which an Employee is paid or entitled to payment.

      i.    [   ] months worked. An Employee will be credited with one
                  hundred ninety (190) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the month.

      AND, a Year of Service means the applicable computation period during which an Employee has completed at least:

      j.    [   ] __________ (may not be more than 1,000) Hours of Service
                  (if left blank, the Plan will use 1,000 Hours of Service).

VESTING

19.   VESTING OF PARTICIPANT'S INTEREST (Plan Section 6.4(b))
      Vesting for Employer Contributions (except as otherwise elected in j.-q. below for matching contributions). The vesting schedule, based on a Participant's Years of Service (or Periods of Service if the Elapsed Time Method is elected), shall be as follows:

      a.    [ x ] 100% upon entering Plan. (Required if eligibility
                  requirement is greater than one (1) Year of Service or Period of Service.)

      b.    [   ] 3 Year Cliff:
                  0-2 years     0%
                  3 years     100%

      c.    [   ] 5 Year Cliff:
                  0-4 years     0%
                  5 years     100%

      d.    [   ] 6 Year Graded:
                  0-1 year      0%
                  2 years      20%
                  3 years      40%
                  4 years      60%
                  5 years      80%
                  6 years     100%

      e.    [   ] 4 Year Graded:
                  1 year       25%
                  2 years      50%
                  3 years      75%
                  4 years     100%

      f.    [   ] 5 Year Graded:
                  1 year       20%
                  2 years      40%
                  3 years      60%
                  4 years      80%
                  5 years     100%
                  7 years     100%


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      g.    [   ] 7 Year Graded:
                  0-2 years     0%
                  3 years      20%
                  4 years      40%
                  5 years      60%
                  6 years      80%
                  7 years     100%

      h.    [   ] Other - Must be at least as liberal as either c. or g.
                  above.

                  Service           Percentage

                  -------------     --------------------

                  -------------     --------------------

                  -------------     --------------------

                  -------------     --------------------

                  -------------     --------------------

                  -------------     --------------------

                  -------------     --------------------

      VESTING FOR EMPLOYER MATCHING CONTRIBUTIONS
      The vesting schedule for Employer matching contributions, based on a Participant's Years of Service (or Periods of Service if the Elapsed Time Method is elected) shall be as follows:

      i.    [ x ] N/A. There are no matching contributions subject to a vesting schedule OR the schedule in a.-h. above shall also apply to matching contributions.

      j.    [   ] 100% upon entering Plan. (Required if eligibility
                  requirement is greater than one (1) Year of Service or Period of Service.)

      k.    [   ] 3 Year Cliff

      l.    [   ] 5 Year Cliff

      m.    [   ] 6 Year Graded

      n.    [   ] 4 Year Graded

      o.    [   ] 5 Year Graded

      p.    [   ] 7 Year Graded

      q.    [   ] Other - Must be at least as liberal as either l. or p.
                  above.

                  Service           Percentage

                  -------------     --------------------

                  -------------     --------------------

                  -------------     --------------------

                  -------------     --------------------

                  -------------     --------------------

                  -------------     --------------------


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


20.   FOR AMENDED PLANS (Plan Section 6.4(f))
      If the vesting schedule has been amended to a less favorable schedule, enter the pre-amended schedule below:

      a.    [ x ] Vesting schedule has not been amended, amended schedule is more favorable in all years or prior schedule was immediate 100% vesting.

      b.    [   ] Pre-amended schedule:

                  Service           Percentage

                  -------------     --------------------

                  -------------     --------------------

                  -------------     --------------------

                  -------------     --------------------

                  -------------     --------------------

                  -------------     --------------------

                  -------------     --------------------

21.   TOP HEAVY VESTING (Plan Section 6.4(c))
      If this Plan becomes a Top Heavy Plan, the following vesting schedule, based on number of Years of Service (or Periods of Service if the Elapsed Time Method is elected), shall apply and shall be treated as a Plan amendment pursuant to this Plan. Once effective, this schedule shall also apply to any contributions made before the Plan became a Top Heavy Plan and shall continue to apply if the Plan ceases to be a Top Heavy Plan unless an amendment is made to change the vesting schedule.

      a.    [ x ] N/A (the regular vesting schedule already satisfies one of the minimum top heavy schedules).

      b.    [   ] 6 Year Graded:
                  0-1 year      0%
                  2 years      20%
                  3 years      40%
                  4 years      60%
                  5 years      80%
                  6 years     100%

      c.    [   ] 3 Year Cliff:
                  0-2 years     0%
                  3 years     100%

      d.    [   ] Other - Must be at least as liberal as either b. or c.
                  above.

                  Service           Percentage

                  -------------     --------------------

                  -------------     --------------------

                  -------------     --------------------

                  -------------     --------------------

                  -------------     --------------------

                  -------------     --------------------

                  -------------     --------------------

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


22.   EXCLUDED VESTING SERVICE

      a.    [ x ] No exclusions.

      b.    [   ] Service prior to the Effective Date of the Plan or a
                  predecessor plan.

23. NORMAL RETIREMENT AGE ("NRA") (Plan Section 1.45) means the: date of a Participant's 65.0 birthday (not to exceed 65th).

24.   EARLY RETIREMENT DATE (Plan Section 1.15) means the:

      a.    [   ] No Early Retirement provision provided.

      b.    [ x ] date on which a Participant...

                  1.    [   ] attains age __________.

                  2.    [ x ] attains age  55.0  and completes at least
                              10 Years of Service (or Periods of Service) for vesting purposes.

COMPENSATION

25. COMPENSATION (Plan Section 1.11) with respect to any Participant means one of the following, each as modified to include all amounts specified in Section 1.11:

      a.    [ x ] Wages, tips and other compensation on Form W-2.

      b.    [   ] Section 3401(a) wages (wages for withholding purposes).

      c.    [   ] 415 safe-harbor compensation.


      ADJUSTMENTS TO COMPENSATION

      d.    [   ] N/A. No adjustments.

      e.    [ x ] Compensation shall be adjusted by: (select all that
                  apply)

                  1.    [ x ] excluding reimbursements or other expense
                              allowances, fringe benefits (cash or non cash), moving expenses, deferred compensation (other than deferrals specified in 1. above) and welfare benefits

                  2.    [   ] excluding Compensation paid during the
                              determination period while not a Participant in the component of the Plan for which the definition is being used

                  3.    [   ] excluding overtime

                  4.    [   ] excluding bonuses

                  5.    [   ] excluding commissions

                  6.    [ x ] other:      EXCESS LIFE INSURANCE & STOCK
                                          OPTIONS OR GRANTS
                                          ------------------------------

                  NOTE: Options 3., 4., 5., or 6. may not be selected if an integrated allocation formula is selected (i.e., if 30.e. is selected). In addition, if 3., 4., 5., or 6. is selected, the definition of Compensation could violate the nondiscrimination rules.

CONTRIBUTIONS AND ALLOCATIONS

26. SALARY REDUCTION ARRANGEMENT - ELECTIVE DEFERRALS (Plan Section 12.2) Each Participant may elect to have Compensation deferred by:

      a.    [ x ] up to 20%.
                        ----------

      b.    [   ] from __________% to __________%.

      AND, Highly Compensated Employee may only elect to reduce
      Compensation by:

      c.    [ x ] Same limits as specified above.

      d.    [   ] up to __________%.

      e.    [   ] from __________% to __________%.

      MAY PARTICIPANTS make a special salary deferral election with respect to bonuses?

      f.    [   ] No.

      g.    [ x ] Yes, a Participant may elect to defer up to  20%   of
                  any bonus.

      AUTOMATIC ELECTION: Shall Participants who do not affirmatively elect to receive cash or have a specified amount contributed to the Plan automatically have Compensation deferred?

      h.    [ x ] No.

      i.    [  ]  Yes, by __________% of Compensation.

27.   401(k) SAFE HARBOR PROVISIONS (Plan Section 12.8)
      Will the ADP and/or ACP test safe harbor provisions be used? (select a., b. or c.)

      a.    [ x ] No. (If selected, skip to Question 28.)

      b.    [   ] Yes, but only the ADP (and NOT the ACP) Test Safe Harbor provisions will be used.

      c.    [   ] Yes, both the ADP and ACP Test Safe Harbor provisions
                  will be used.

      IF c. is selected, does the Plan permit matching contributions in addition to any safe harbor contributions elected in d. or e. below?

                  1.    [   ] No or N/A. Any matching contributions, other
                              than any Safe Harbor Matching Contributions elected in d. below, will be suspended in any Plan Year in which the safe harbor provisions are used.

                  2.    [   ] Yes, the Employer may make a discretionary
                              matching contribution in addition to any Safe Harbor Matching Contributions elected in d. below. (If elected, complete the applicable provisions of the Adoption Agreement relating to matching contributions (i.e., Questions
                              31. and 32.) that will apply in addition to any elections made in d. below. NOTE:
                              Question 28 must be completed so that only





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


                              Elective Deferrals up to 6% of Compensation are taken into account in applying the match set forth in that question and the maximum discretionary matching contribution that may be made on behalf of any Participant is no greater than 4% of Compensation.)

      THE EMPLOYER WILL MAKE THE FOLLOWING ADP TEST SAFE HARBOR
      CONTRIBUTION FOR THE PLAN YEAR:

      NOTE: The ACP Test Safe Harbor is automatically satisfied if the only matching contribution made to the Plan is either (1) a Basic Matching Contribution or (2) an Enhanced Matching Contribution that does not provide a match on Elective Deferrals in excess of 6% of Compensation.

      d.    [   ] Safe Harbor Matching Contribution (select 1. or 2. AND
                  3.)

                  1.    [   ] BASIC MATCHING CONTRIBUTION. The Employer
                              will make Matching Contributions to the
                              account of each "Eligible Participant" in an amount equal to the sum of 100% of the amount of the Participant's Elective Deferrals that do not exceed 3% of the Participant's Compensation, plus 50% of the amount of the Participant's Elective Deferrals that exceed 3% of the Participant's Compensation but do not exceed 5% of the Participant's Compensation.

                  2.    [   ] ENHANCED MATCHING CONTRIBUTION.  The Employer
                              will make Matching Contributions to the
                              account of each "Eligible Participant" in an amount equal to the sum of:

                              a.    [   ] __________% (must be at least
                                          100%) of the Participant's
                                          Elective Deferrals that do not
                                          exceed _______% (if over 6% or if
                                          left blank, the ACP test will
                                          still apply) of the Participant's
                                          Compensation, plus

                              b.    [   ] __________% of the Participant's
                                          Elective Deferrals that exceed
                                          _______% of the Participant's
                                          Compensation but do not exceed
                                          _______% (if over 6% or if left
                                          blank the ACP test will still
                                          apply) of the Participant's
                                          Compensation.

                              NOTE: a. and b. must be completed so that, at
                                    any rate of Elective Deferrals, the
                                    matching contribution is at least equal
                                    to the matching contribution receivable
                                    if the Employer were making Basic
                                    Matching Contributions, but the rate of
                                    match cannot increase as deferrals
                                    increase. For example, if a. is
                                    completed to provide a match equal to
                                    100% of deferrals up to 4% of
                                    Compensation, then b. need not be
                                    completed.

                  3.    [   ] The safe harbor matching contribution will be
                              determined on the following basis (and
                              Compensation for such purpose will be based on the applicable period):

                              a.    [   ] the entire Plan Year.

                              b.    [   ] each payroll period.

      e.    [   ] Nonelective Safe Harbor Contributions
                  The Employer will make a Safe Harbor Nonelective Contribution to the account of each "Eligible
                  Participant" in an amount equal to ________% (may not be less than 3%) of the Employee's Compensation for the Plan Year.

      SPECIAL EFFECTIVE DATE OF ADP AND ACP TEST SAFE HARBOR PROVISIONS

      f.    [   ] N/A. The safe harbor provisions are effective as of the
                  later of the Effective Date of this Plan or, if this is an amendment or restatement, the effective date of the amendment or restatement.

      g.    [   ] The ADP and ACP Test Safe Harbor provisions are effective for the Plan Year beginning:

                  __/__/__ (enter the first day of the Plan Year for which the provisions are (or, for GUST updates, were) effective and, if necessary, enter any other special effective dates that apply with respect to the provisions).

28. FORMULA FOR DETERMINING EMPLOYER MATCHING CONTRIBUTIONS (Plan Section 12.1(a)(2))

      NOTE: If the ACP test safe harbor is being used (i.e., Question 27.c.
            is selected), then this Question 28 must be completed as follows: Any matching contribution under this Question 28 shall be limited to a discretionary matching contribution. Question 28 must also be completed so that only Elective Deferrals up to 6% of Compensation are taken into account in applying the match set forth below and the maximum discretionary matching contribution that may be made on behalf of any Participant is no greater than 4% of Compensation. The rate of matching contributions may not increase as the rate of Elective Deferrals increases.

      a.    [   ] N/A. There will not be any matching contributions (Skip
                  to Question 29).

      b.    [ x ] The Employer ... (select 1. or 2.)

                  1.    [ x ] may make matching contributions equal to a
                              discretionary percentage (which may be
                              designated by each tier of Elective Deferrals if applicable), to be determined by the Employer, of the Participant's Elective Deferrals.

                  2.    [   ] will make matching contributions equal to
                              ______% (e.g., 50) of the Participant's
                              Elective Deferrals, plus:

                              a.    [   ] N/A.

                              b.    [   ] an additional discretionary
                                          percentage, to be determined by
                                          the Employer.

                  AND, in determining the matching contribution above, only Elective Deferrals up to the percentage or dollar amount specified below will be matched:

                  (select 3. and/or 4.)

                  3.    [   ] ______% of a Participant's Compensation.

                  4.    [ x ] a discretionary percentage of a Participant's
                              Compensation or a discretionary dollar
                              amount, the percentage or dollar amount to be determined by the Employer on a uniform basis to all Participants.

      c.    [   ] The Employer will make matching contributions equal to
                  the sum of ______% of the portion of the Participant's Elective Deferrals which do not exceed ______% of the Participant's Compensation plus _______% of the portion of the Participant's Elective Deferrals which exceed ______% of the Participant's Compensation but does not exceed ______% of the Participant's Compensation.

      NOTE: If c. above is elected, the Plan may violate the Code Section
            401(a)(4) nondiscrimination requirements if the rate of matching contributions increases as a Participant's Elective Deferrals or Years of Service (or Periods of Service) increase.

      PERIOD OF DETERMINING MATCHING CONTRIBUTIONS
      Matching contributions will be determined on the following basis (and any Compensation or dollar limitation used in determining the match will be based on the applicable period):

      d.    [ x ] the entire Plan Year.

      e.    [   ] each payroll period.

      f.    [   ] all payroll periods ending with or within each month
                  within the Plan Year.

      g.    [   ] all payroll periods ending with or within the Plan Year
                  quarter.

      THE MATCHING CONTRIBUTION MADE ON BEHALF OF ANY PARTICIPANT for any Plan Year will not exceed:

      h.    [ x ] N/A.

      i.    [   ] $_____.

      MATCHING CONTRIBUTIONS WILL BE MADE ON BEHALF OF:

      j.    [ x ] all Participants.

      k.    [   ] only Non-Highly Compensated Employees.

29. ONLY PARTICIPANTS WHO SATISFY THE FOLLOWING CONDITIONS WILL BE ELIGIBLE TO SHARE IN THE ALLOCATION OF MATCHING CONTRIBUTIONS:
      REQUIREMENTS FOR PARTICIPANTS WHO ARE ACTIVELY EMPLOYED AT THE END OF THE PLAN YEAR.

      a.    [   ] N/A.

      b.    [ x ] No service requirement.

      c.    [   ] A Participant must complete a Year of Service. (Could
                  cause the Plan to violate coverage requirements under Code Section 410(b).)

      d.    [   ] A Participant must complete at least ______ (may not be
                  more than 1,000) Hours of Service during the Plan Year. (Could cause the Plan to violate coverage requirements under Code Section 410(b).)

      REQUIREMENTS FOR PARTICIPANTS WHO ARE NOT ACTIVELY EMPLOYED AT THE END OF THE PLAN YEAR

      e.    [   ] A Participant must complete more than ______ Hours of
                  Service (not more than 500).

      f.    [   ] A Participant must complete a Year of Service. (Could
                  cause the Plan to violate coverage requirements under Code Section 410(b).)

      g.    [   ] Participants will NOT share in such allocations,
                  regardless of service. (Could cause the Plan to violate coverage requirements under Code Section 410(b).)

      h.    [ x ] Participants will share in such allocations, regardless of service.

      NOTE: Participants who are not actively employed at the end of the Plan Year due to death, Total and Permanent Disability or Early or Normal Retirement shall be eligible to share in the allocation of matching contributions regardless of the above conditions.

      AND, if 29.c., d., f., or g. is selected, shall the 410(b) ratio percentage fail safe provisions apply (Plan Section 12.3(f))?

      i.    [ x ] No or N/A.

      j.    [   ] Yes (If selected, the Plan must satisfy the ratio
                  percentage test of Code Section 410(b)).

30.   FORMULA FOR DETERMINING EMPLOYER'S PROFIT SHARING CONTRIBUTION (Plan
      Section 12.1(a)(3))

      a.    [   ] N/A. No Employer Profit Sharing Contributions may be made
                  (other than top heavy minimum contributions)(Skip to Question 32.)

      b.    [ x ] Discretionary, to be determined by the Employer, not limited to current or accumulated Net Profits.

      c.    [   ] Discretionary, to be determined by the Employer, out of
                  current or accumulated Net Profits.

      CONTRIBUTION ALLOCATIONS
      If b. or c. above is selected, the Employer's discretionary profit sharing contribution for a Plan Year will be allocated as follows:

      d.    [ x ] NON-INTEGRATED ALLOCATION

                  1.    [ x ] In the same ratio as each Participant's
                              Compensation bears to the total of such
                              Compensation of all Participants.

                  2.    [   ] In the same dollar amount to all Participants
                              (per capita).

                  3.    [   ] In the same dollar amount per Hour of Service
                              completed by each Participant.

                  4.    [   ] In the same proportion that each
                              Participant's points bears to the total of such points of all Participants. A
                              Participant's points with respect to any Plan Year shall be computed as follows (select all that apply):

                              a.    [   ] ______ point(s) shall be
                                          allocated for each Year of
                                          Service. However, the maximum
                                          Years of Service taken into
                                          account shall not exceed ______
                                          (leave blank if no limit on
                                          service applies).

                              b.    [   ] point(s) shall be allocated for
                                          each full $______ (may not exceed
                                          $200) of Compensation.

                              c.    [   ] ______ point(s) shall be
                                          allocated for each year of age as
                                          of the end of the Plan Year.

      e.    [   ] INTEGRATED ALLOCATION
                  In accordance with Plan Section 4.3(b)(2) based on a Participant's Compensation in excess of:

                  1.    [   ] The Taxable Wage Base.

                  2.    [   ] ______% (not to exceed 100%) of the Taxable
                              Wage Base. (See Note below)

                  3.    [   ] 80% of the Taxable Wage Base plus $1.00.

                  4.    [   ] $______ (not greater than the Taxable Wage
                              Base). (See Note below)

                  NOTE: The integration percentage of 5.7% shall be reduced
                        to:

                  1. 4.3% if 2. or 4. above is more than 20% and less than or equal to 80% of the Taxable Wage Base.

                  2. 5.4% if 3. is elected or if 2. or 4. above is more than 80% of the Taxable Wage Base.

31. REQUIREMENTS TO SHARE IN ALLOCATIONS OF EMPLOYER DISCRETIONARY PROFIT SHARING CONTRIBUTION AND FORFEITURES

      a.    [   ] N/A. Plan does not permit such contributions.

      b.    [ x ] Requirements for Participants who are actively employed at the end of the Plan Year.

                  1.    [ x ] No service requirement.

                  2.    [   ] A Participant must complete a Year of
                              Service. (Could cause the Plan to violate coverage requirements under Code Section 410(b).)

                  3.    [   ] A Participant must complete at least _____
                              (may not be more than 1,000) Hours of Service during the Plan Year. (Could cause the Plan to violate coverage requirements under Code
                              Section 410(b).)

      REQUIREMENTS FOR PARTICIPANTS WHO ARE NOT ACTIVELY EMPLOYED AT THE END OF THE PLAN YEAR

      c.    [   ] A Participant must complete more than ______ Hours of
                  Service (not more than 500).

      d.    [   ] A Participant must complete a Year of Service. (Could
                  cause the Plan to violate coverage requirements under Code Section 410(b).)

      e.    [ x ] Participants will NOT share in such allocations,
                  regardless of service. (Could cause the Plan to violate coverage requirements under Code Section 410(b).)

      f.    [   ] Participants will share in such allocations, regardless
                  of service.

      NOTE: Participants who are not actively employed at the end of the Plan Year due to death, Total and Permanent Disability or Early or Normal Retirement will be eligible to share in the allocations regardless of the above conditions.

      AND, if 31.b.2, b.3, d. or e. is selected, shall the 410(b) ratio percentage fail safe provisions apply (Plan Section 12.3(f))?

      g.    [   ] No or N/A.

      h.    [ x ] Yes (If selected, the Plan must satisfy the ratio
                  percentage test of Code Section 410(b)).

32.   FORFEITURES (Plan Sections 1.27 and 4.3(e))

      Forfeitures will be...

      a.    [   ] N/A. There will be no Employer contributions made under
                  the Plan.

      b.    [ x ] used to reduce any Employer contribution.

      c.    [   ] allocated to all Participants eligible to share in the
                  allocations in the same proportion that each Participant's Compensation for the Plan Year bears to the Compensation of all Participants for such year.

33.   LIMITATIONS ON ALLOCATIONS (Plan Section 4.4)
      If any Participant is covered under another qualified defined contribution plan maintained by the Employer, other than a Master or Prototype Plan, or if the Employer maintains a welfare benefit fund, as defined in Code Section 419(e), or an individual medical account, as defined in Code Section 415(l)(2), under which amounts are treated as Annual Additions with respect to any Participant in this Plan:

      a.    [ x ] N/A. The Employer does not maintain another qualified defined contribution plan.

      b.    [   ] The provisions of Plan Section 4.4(b) will apply as if
                  the other plan were a Master or Prototype Plan.

      c.    [   ] Specify the method under which the plans will limit total
                  Annual Additions to the Maximum Permissible Amount, and will properly reduce any Excess Amounts, in a manner that precludes Employer discretion:

                  __________________________________________________.

DISTRIBUTIONS

34.   FORM OF DISTRIBUTIONS (Plan Sections 6.5, 6.6 and 6.12)
      Distribution may be made in...

      a.    [   ] cash only (except for insurance or annuity contracts).

      b.    [ x ] cash or ( to the extent permitted under Section 6.5 and
                  6.6) Employer stock.

      AND, if this is an amendment to a Plan that contains forms of payment that are not otherwise provided for under the Plan document, will all such forms of payment be eliminated in accordance with Plan Section 8.1(e)?

            1.    [ x ] Yes, all such forms of payment will be eliminated
                        to the extent permissible.

            2.    [   ] No, certain forms of payment described in an
                        addendum to the plan will not be eliminated.

      NOTE: In-kind distributions, other than as provided for in this Question 34, will not be permitted under the Plan and therefore will not be protected.

35.   INVOLUNTARY DISTRIBUTIONS

      Will involuntary distributions of amounts less than $5,000 be made in accordance with the provisions of Sections 6.4, 6.5 and 6.6?

      a.    [ x ] Yes

      b.    [   ] No

36.   HARDSHIP DISTRIBUTIONS (Plan Sections 6.11 and/or 12.9)

      a.    [ x ] No hardship distributions are permitted.

      b.    [   ] Hardship distributions are permitted from the following
                  accounts (select one):

                  1.    [   ] All accounts.

                  2.    [   ] Participant's Elective Deferral Account,
                              Participant's Rollover Account, and
                              Participant's Voluntary Contribution Account.

      NOTE: Distributions from a Participant's Elective Deferral Account are limited to the portion of such account attributable to such Participant's Elective Deferrals (and earnings attributable thereto up to December 31, 1988). Hardship distributions are not permitted from a Participant's Qualified Non-Elective Account (including any 401(k) Safe Harbor Contributions) or Qualified Matching Contribution Account.


37.   IN-SERVICE DISTRIBUTIONS (Plan Section 6.10)

      a.    [   ] In-service distributions may not be made (except as
                  otherwise elected for Hardship Distributions or as provided for in Section 6.10).

      b.    [ x ] In-service distributions may be made to a Participant who has not separated from service provided the participant has attained age 59 1/2.

      AND, in-service distributions are permitted from the following accounts:

      c.    [ x ] All accounts.

      d.    [   ] Participant's Elective Deferral Account, Participant's
                  Rollover Account and Participant's Voluntary Contribution Account only.

      NOTE: Distributions from a Participant's Elective Deferral Account,
            Qualified Matching Contribution Account and Qualified
            Non-Elective Account (including 401(k) Safe Harbor
            Contributions) are subject to restrictions and generally may not be distributed prior to age 59 1/2.

TOP HEAVY REQUIREMENTS

38. TOP HEAVY DUPLICATIONS (Plan Section 4.3(i)): When a Non-Key Employee is a Participant in this Plan and a Defined Benefit Plan maintained by the Employer, indicate which method shall be utilized to avoid duplication of top heavy minimum benefits: (If b., c., d. or e. is elected, f. must be completed.)

      a.    [   ] N/A. The Employer does not maintain a Defined Benefit
                  Plan. (Go to next Question)

      b.    [   ] The full top heavy minimum will be provided in each plan
                  (if selected, Plan Section 4.3(i) shall not apply).

      c.    [   ] 5% defined contribution minimum.

      d.    [   ] 2% defined benefit minimum.

      e.    [ x ] Specify the method under which the Plans will provide top heavy minimum benefits for Non-Key Employees that will preclude Employer discretion and avoid inadvertent omissions:

                  A MINIMUM ACCRUED BENEFIT UNDER THE DEFINED BENEFIT PLAN EQUAL TO 2% MULTIPLIED BY THE HIGHEST AVERAGE
                  COMPENSATION BUT NOT MORE THAN 2% AS SPECIFIED IN SEC.
                  4.3(I)
                  -------------------------------------------------------

      NOTE: If c., d., or e. is selected and the Defined Benefit Plan and this Plan do not benefit the same Participants, the uniformity requirement of the Section 401(a)(4) Regulations may be violated.

      AND, the "Present Value of Accrued Benefit" (Plan Section 9.2) for Top Heavy purposes shall be based on...

      f.    [ x ] Interest Rate:    8.00
                                    ------------------

                  Mortality Table:  1983 GROUP ANNUITY
                                    ------------------

39. TOP HEAVY DUPLICATIONS (Plan Section 4.3(f)): When a Non-Key Employee is a Participant in this Plan and another defined contribution plan maintained by the Employer, indicate which method shall be utilized to avoid duplication of top heavy minimum benefits:

      a.    [ x ] N/A. The Employer does not maintain another qualified defined contribution plan.

      b.    [   ] The full top heavy minimum will be provided in each plan.

      c.    [   ] A minimum, non-integrated contribution of 3% of each
                  Non-Key Employee's 415 Compensation shall be provided in the Money Purchase Plan (or other plan subject to Code
                  Section 412).

      d.    [   ] Specify the method under which the Plans will provide top heavy minimum benefits for Non-Key Employees that will preclude Employer discretion and avoid inadvertent omissions, including any adjustments required under Code
                  Section 415:

                  --------------------------------------------------

      NOTE: If c. or d. is selected and both plans do not benefit the same
            Participants, the uniformity requirement of the Section 401(a)(4) Regulations may be violated.

MISCELLANEOUS

40.   LOANS TO PARTICIPANTS (Plan Section 7.3)

      a.    [   ] Loans are not permitted.

      b.    [ x ] Loans are permitted.

      IF loans are permitted (select c., if it is applicable, and complete d. and e.)

      c.    [   ] loans will only be made for hardship or financial
                  necessity.

      d.    [ x ] a Participant may only have 1 (e.g., one (1)) loan(s)
                  outstanding at any time.

      e.    [ x ] loans will only be permitted from the following accounts:

                  1.    [ x ] All accounts.

                  2.    [   ] Participant's Elective Deferral Account,
                              Participant's Rollover Account and
                              Participant's Voluntary Contribution Account.

      NOTE: Department of Labor Regulations require the adoption of a separate written loan program setting forth the requirements outlined in Plan Section 7.3.

41.   DIRECTED INVESTMENT ACCOUNTS (Plan Section 4.10)

      a.    [ x ] Participant directed investments are permitted for the following accounts (select all that apply):

                  1.    [ x ] All accounts.

                  2.    [   ] All accounts other than the portion of
                              Participant's Account attributable to
                              Employer matching contributions and
                              Participant's Profit Sharing Account.

                  3.    [   ] All accounts other than the portion of
                              Participant's Account attributable to
                              Employer matching contributions.

                  4.    [   ] All accounts other than Participant's Profit
                              Sharing Account.

      AND, will voting rights on directed investments be passed through to Participants?

      b.    [ x ] No. Employer stock is not an alternative OR Plan is not intended to comply with Act Section 404(c).

      c.    [   ] Yes, for Employer stock only.

42.   AFTER-TAX VOLUNTARY EMPLOYEE CONTRIBUTIONS (Plan Section 4.8)

      a.    [ x ] After-tax voluntary Employee contributions will not be allowed.

      b.    [   ] After-tax voluntary Employee contributions will be
                  allowed.

      AND, if b. is chosen above, each Participant may elect to make after tax voluntary Employee contributions in the following amount:

      c.    [   ] _____% of Compensation.

      d.    [   ] up to _____% of Compensation.

GUST TRANSITION RULES

      The following questions only apply if this is a GUST restatement (i.e., Question 7.c. is selected). If this is not a GUST restatement, then this Plan will not be considered an individually designed plan merely because the following questions are deleted from the Adoption Agreement.

43.   COMPENSATION

      The family aggregation rules of Code Section 401(a)(17) as in effect under Code Section 414(q)(6) prior to the enactment of SBJPA do not apply to this Plan effective as of:

      a.    [   ] The first day of the first Plan Year beginning after
                  1996.

      b.    [   ] __/__/__ (may not be prior to the first day of the first
                  Plan Year beginning in 1997 and may not be later than the first day of the Plan Year in which this GUST restatement is adopted).

      NOTE: If family aggregation continued to apply after 1996, the Plan is not a safe harbor plan for Code Section 401(a)(4) purposes and the Employer may not rely on the opinion letter issued by the Internal Revenue Service that this Plan is qualified under Code Section 401.

44.   LIMITATION ON ALLOCATIONS AND TOP HEAVY RULES

      If any Participant is a Participant in this Plan and a qualified defined benefit plan maintained by the Employer, then the limitations of Code Section 415(e) as in effect under Code Section 414(q)(6) prior to the enactment of SBJPA do not apply to this Plan effective with respect to Limitation Years beginning on or after:

      a.    [   ] N/A. The Employer does not maintain, and has never
                  maintained, a qualified defined benefit plan OR the provisions of Code Section 415(e) have already been removed from this Plan OR the Plan's original Effective Date was after December 31, 1999 (i.e., Code Section 415(e) never applied to the Plan).

      b.    [   ] _____ (may not be prior to the first Limitation Year
                  beginning in 2000 and may not be later than the Limitation Year in which this GUST restatement is adopted).

      NOTE: If the Code Section 415(e) limits continued to apply to Limitation Years beginning after 1999, the Plan is not a safe harbor plan for Code Section 401(a)(4) purposes and the Employer may not rely on the opinion letter issued by the Internal Revenue Service that this Plan is qualified under Code
            Section 401.

      AND, if b. is selected with a date that is later than the effective date of this GUST restatement, then with respect to the Limitation Year in which this restatement is adopted, if any Participant is a Participant in this Plan and a qualified defined benefit plan maintained by the Employer, specify the method under which the plans involved will provide top heavy minimum benefits for Non-Key Employees and will satisfy the limitations of Code Section 415(e) in a manner that precludes Employer discretion:

      c.    [   ] N/A. The effective date of the GUST restatement is the
                  date the provisions of Code Section 415(e) no longer apply to this Plan.

      d.    [   ] ____________________________________

      NOTE: If the top heavy minimum benefit is only provided in one plan and the Defined Benefit Plan and this Plan do not benefit the same Participants, the uniformity requirement of the Section 401(a)(4) Regulations may be violated.

45.   INVOLUNTARY DISTRIBUTIONS

      If the Plan provides for involuntary distributions (i.e., 35.a. is elected) then the increase in the involuntary amount threshold from $3,500 to $5,000 became effective with respect to distributions made on or after:

      a.    [   ] N/A. The plan doesn't provide for involuntary
                  distributions less than $5,000.

      b.    [ x ] August 6, 1997, or if later __/__/__ (leave blank if not applicable).

46.   MINIMUM DISTRIBUTIONS

      The proposed Code Section 401(a)(9) Regulations issued in January 2001 apply with respect to distributions under the Plan made for calendar years beginning on or after January 1, 2001 unless a later date is specified below:

      a.    [   ] N/A

      b.    [   ] The Regulations apply for calendar years beginning on or after  01/01/2001.

      AND, if b. is selected, for years prior to the date specified above, life expectancies for minimum distributions required pursuant to Code
      Section 401(a)(9) shall...

      c.    [   ] be recalculated at the Participant's election.

      d.    [   ] be recalculated.

      e.    [   ] not be recalculated.

47.   "REQUIRED BEGINNING DATE" TRANSITIONAL RULES (Plan Section 6.5(e))

      NOTE:This Section does not apply to (1) a new Plan; (2) an amendment or restatement of an existing Plan that never contained the provisions of Code Section 401(a)(9) as in effect prior to the amendments made by the Small Business Job Protection Act of 1996 (SBJPA); or (3) an amendment or restatement of an existing Plan following the close of the GUST remedial amendment period.

      The "required beginning date" for a Participant who is not a "five percent (5%) owner" is:

      a.    [   ] N/A. This is a new Plan or this Plan has never included
                  the pre-SBJPA provisions of Code Section 401(a)(9).

      b.    [   ] the later of the April 1 of the calendar year following
                  the calendar year in which the participant attains age 70 1/2 or retires. (Also select Options 1., 2., and/or 3., whichever is applicable. Option 3. must be selected unless the Plan permits a Participant to request an in-service distribution from all accounts once the Participant has attained age 59 1/2. If neither Option 1. or 2. is selected, then the Plan did not utilize either of these transition rules prior to its amendment to utilize the post-SBJPA definition of "required beginning date.")

                  1.    [   ] A Participant who had not begun receiving
                              required minimum distributions as of ______
                              (not earlier than January 1, 1996) may elect to defer commencement of distributions until retirement.

                  2.    [   ] A Participant who was already receiving
                              required minimum distributions under the pre-SBJPA rules as of ______ (not earlier than January 1, 1996) may elect to stop receiving distributions and have them recommence in accordance with the post-SBJPA rules. Upon the recommencement of distributions, if the Plan permits annuities as a form of distribution then the following will apply:

                              (i)   [   ] N/A. Annuity distributions are
                                          not permitted.

                              (ii)  [   ] a new annuity starting date upon
                                          recommencement, or

                              (iii) [   ] no new annuity starting date upon
                                          recommencement.

                  3.    [   ] The pre-retirement age 70 1/2 distribution
                              option is only eliminated with respect to employees who reach age 70 1/2 in or after a calendar year that begins after the later of December 31, 1998, or the adoption date of the amendment.

48.   HIGHLY COMPENSATED EMPLOYEE (Plan Section 1.31)

      a.    [   ] The "top-paid" group election applied for purposes of
                  determining the Highly Compensated Employees for the following plan years:

                  1. [  ] 1997      2. [  ] 1998      3. [  ] 1999
                  4. [  ] 2000      5. [  ] ______

      b.    [   ] The "calendar year election" applied for purposes of
                  determining Highly Compensated Employees for the following plan years:

                  1. [  ] 1997      2. [  ] 1998      3. [  ] 1999
                  4. [  ] 2000      5. [  ] ______

49. ADP AND ACP TESTS. For Plan Years beginning in and prior to the Plan Year in which the restatement is adopted, the following will apply:

ADP TEST:

      a.    [   ] PRIOR YEAR TESTING: The prior year ratio will be used for the Plan Year beginning in the year specified below. (If this election is made for the first year the Code Section 401(k) feature is added to this Plan (unless this Plan is a successor plan), the amount taken into account as the ADP of Non-Highly Compensated Employees for the preceding Plan Year will be 3%.)

                  1. [  ] 1997      2. [  ] 1998      3. [  ] 1999
                  4. [  ] 2000      5. [  ] ______

      b.    [   ] CURRENT YEAR TESTING: The current year ratio will be used for the Plan Year beginning in:

                  1. [  ] 1997      2. [  ] 1998      3. [  ] 1999
                  4. [  ] 2000      5. [  ] ______

ACP TEST:

      c.    [   ] N/A.

      d.    [   ] PRIOR YEAR TESTING: The prior year ratio will be used for the Plan Year beginning in the year specified below. (If this election is made for the first year the Code Section 401(m) feature is added to this Plan (unless this Plan is a successor plan), the amount taken into account as the ACP of Non-Highly Compensated Employees for the preceding Plan Year will be 3%.)

                  1. [  ] 1997      2. [  ] 1998      3. [  ] 1999
                  4. [  ] 2000      5. [  ] ______

      e.    [   ] CURRENT YEAR TESTING: The current year ratio will be used for the Plan Year beginning in:

                  1. [  ] 1997      2. [  ] 1998      3. [  ] 1999
                  4. [  ] 2000      5. [  ] ______

The adopting Employer may rely on an opinion letter issued by the Internal Revenue Service as evidence that the plan is qualified under Code Section 401 only to the extent provided in Announcement 2001-77, 2001-30 I.R.B.

The Employer may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the opinion letter issued with respect to the plan and in Announcement 2001-77.

In order to have reliance in such circumstances or with respect to such qualification requirements, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service.

This Adoption Agreement may be used only in conjunction with basic Plan document #02. This Adoption Agreement, the basic Plan document and the applicable trust agreement shall together be known as Automatic Data Processing Prototype Non-Standardized 401(k) Plan and Trust #02-003

The adoption of this Plan, its qualification by the IRS, and the related tax consequences are the responsibility of the Employer and its independent tax and legal advisors.

Automatic Data Processing Federal Credit Union or its designated representative will notify the Employer of any amendments made to the Plan or of the discontinuance or abandonment of the Plan. Furthermore, in order to be eligible to receive such notification, we agree to notify ADP, Inc., as the designated representative of Automatic Data Processing Federal Credit Union of any change in address.

With regard to any questions regarding the provisions of the Plan, adoption of the Plan, or the effect of an opinion letter from the IRS, call or write:

                  Ms. Nikki Strausburg, CEBS
                  ADP, Inc.
                  ADP Retirement Services
                  4801 Olympia Park Plaza Dr.
                  Suite 2000
                  Louisville, Kentucky 40241
                  (502) 329-2461

The Employer hereby causes this Plan to be executed on ____________________


EMPLOYER


By:
      ------------------------------



PARTICIPATING EMPLOYER


By:
      ------------------------------



PARTICIPATING EMPLOYER (attach additional signature pages as necessary):


By:
      ------------------------------



NOTE: If the Employer is authorized (by corporate resolution or otherwise) to execute the Plan on behalf of Participating Employers, Participating Employers need not execute this Plan.








































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